UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 13, 2014

PRIMO WATER CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-34850	30-0278688
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

104 Cambridge Plaza Drive
Winston-Salem, NC  27104
(Address of Principal Executive Offices)(Zip Code)

Registrant’s telephone number, including area code:  336-331-4000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

Primo Water Corporation (the “Company”) is scheduled to present at the 16th Annual ICR XChange Conference on Monday, January 13, 2014 at 1:30 p.m. ET in Orlando, Florida.   The audio portion of the presentation will be webcast live, and a replay will be available until Monday, January 27, 2014 on the investor relations section of the Company’s website at http://ir.primowater.com under "Events and Presentations."  A copy of the presentation materials to be used in connection with the presentation is attached hereto as Exhibit 99.1 and incorporated herein by reference. The information in this report shall not be treated as filed for purposes of the Securities Exchange Act of 1934, as amended.

Item 9.01	Financial Statements and Exhibits.

(d)           Exhibits

The following exhibits are filed herewith:

Exhibit No.	Exhibit Description

99.1	Presentation of Primo Water Corporation dated January 2014 (filed herewith)

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRIMO WATER CORPORATION

Date: January 13, 2014	By:	/s/ Mark Castaneda
	Name:	Mark Castaneda
	Title:	Chief Financial Officer

SECURITIES AND EXCHANGE COMMISSION
Washington, DC

EXHIBITS

CURRENT REPORT
ON
FORM 8-K

Date of Event Reported:	Commission File No:
January 13, 2014	001-34850

PRIMO WATER CORPORATION

EXHIBIT INDEX

Exhibit No.	Exhibit Description

99.1	Presentation of Primo Water Corporation dated January 2014 (filed herewith)